Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	February 28, 2002	PETITION DATE:	December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$427,760	$492,399
	b. Total Assets	457,111	509,750	$347,596
	c. Current Liabilities	530,348	429,702
	d. Total Liabilities	$15,074,485	$14,967,328	$14,544,137
3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$187,319	$189,435	$442,105
	b. Total Disbursements	212,189	179,921	434,529
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	(24,870)	9,514	7,576
	d. Cash Balance Beginning of Month	50,697	41,183	18,251
	e. Cash Balance End of Month (c + d)	$25,827	$50,697	$25,827
		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	($159,191)	($96,741)	($340,938)
5.	Account Receivables (Pre and Post Petition)	164,424	220,426
6.	Post-Petition Liabilities	530,348	429,702
7.	Past Due Post-Petition Account Payables (over 30 days)	$1,562	$0

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

X
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X
10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X
12.	Is the estate insured for replacement cost of assets and for general liability?	X
13.	Are a plan and disclosure statement on file?	X
14.	Was there any post-petition borrowing during this reporting period? (additional information attached)	X

15.	Check if paid: Post-petition taxes	; U.S. Trustee Quarterly Fees	; Check if filing is current for: Post-petition tax reporting and tax returns:	X
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	R. Kenyon Culver, CFO

Responsible Individual

STATEMENT OF OPERATIONS (General Business Case)
For the Month Ended	February 28, 2002

Current Month						Cumulative	Next Month
Actual	Forecast	Variance				(Case to Date)	Forecast
					Revenues:
$24,817	$173,763	($148,946)	1		Gross Sales	$196,583	$173,763
0	0	0	2		less: Sales Returns & Allowances	0	0
24,817	173,763	(148,946)	3		Net Sales	196,583	173,763
19,469	34,071	14,602	4		less: Cost of Goods Sold (Schedule ‘B’)	99,450	38,364
5,348	139,692	(134,344)	5		Gross Profit	97,133	135,019
0	0	0	6		Interest	0	0
0	0	0	7		Other Income:	0	0
			8
			9
5,348	139,692	(134,344)	10		Total Revenues	97,133	135,019
					Expenses:
34,711	38,333	3,622	11		Compensation to Owner(s)/Officer(s)	88,762	38,333
55772	75,778	20,006	12		Salaries	183,200	75,778
0	0	0	13		Commissions	1,968	0
0	0	0	14		Contract Labor	0	0
			15		Rent/Lease:
14,468	10,825	(3,643)	16		Real Property	44,127	10,825
5,764	5,763	(1)	17		Insurance	5,823	5,763
0	0	0	18		Management Fees	0	0
1,942	1,750	(192)	19		Depreciation	4,953	1,750
					Taxes:
7,393	8,730	1,337	20		Employee Payroll Taxes	19,843	8,730
1,889	0	(1,889)	1		Real Property Taxes	1,889	0
0	0	0	2		Other Taxes	0	0
7,346	5,644	(1,702)	3		Other Selling	8,900	7,684
35,504	28,353	(7,151)	4		Other Administrative	69,358	28,353
0	0	0	5		Interest	0	0
0	0	0	6	Other Expenses:	License fees	6,160	9,167
0	0	0	7		Patent Amortization	0	0
0	0	0	8			0	0
			9
			10
			11
			12
			13
			14
164,789	175,176	10,387	15		Total Expenses	434,983	177,216
(159,441)	(35,484)	(123,957)	16		Subtotal	(337,850)	(42,197)
0	0	0	17		Reorganization Items: Professional Fees (additional information attached)	(3,088)	0
0	0	0	18		Provisions for Rejected Executory Contracts	0	0
0	0	0	19		Interest Earned on Accumulated Cash from Resulting Chp 11 Case	0	0
0	0	0	20		Gain or (Loss from Sale of Equipment)	0	0
(250)	0	(250)	21		U.S. Trustee Quarterly Fees	(500)	0
			22
(250)	0	(250)	23		Total Reorganization Items	(3,538)	0
(159,691)	(35,484)	(124,207)	24		Net Profit (Loss Before Federal & State Taxes)	(341,438)	(42,197)
0	0	0	25		Federal & State Income Taxes	0	0
($159,691)	($35,484)	($124,207)	26		Net Profit (Loss)	($341,438)	($42,197)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET (General Business Case)
For the Month Ended	February 28, 2002

		From Schedules	Market Value
	Assets
	Current Assets
1	Cash and cash equivalents — unrestricted		$25,827
2	Cash and cash equivalents — restricted		0
3	Accounts receivable (net)	A	164,424
4	Inventory (net)	B	228,931
5	Prepaid expenses		5,097
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		427,760

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22	Due from IDL Corp., an affiliated company		12,000
23			0
24			0
25			0
26			0
27			0

28	Total Other Assets		0

29	Total Assets		$457,111

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity

(General Business Case)

			From Schedules
		Liabilities

		Post-Petition

		Current Liabilities
30		Salaries and wages		$31,215
31		Payroll taxes		14,901
32		Real and personal property taxes		0
33		A/P clearing		10,846
34		Sales taxes		0
35		Notes payable (short term)		285,000
36		Accounts payable (trade (A)		15,660
37		Real property lease arrearage		0
38		Personal property lease arrearage		0
39		Accrued professional fees		3,088
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Warranty reserve and deferred revenue		96,437
42		Benefits and commissions		15,300
43		Due to affiliates		58,401

44		Total Current Liabilities		530,848

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		530,848

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	170,775
49		General unsecured claims	F	14,373,362

50		Total Pre-Petition Liabilities		14,544,137

51		Total Liabilities		15,074,985

		Equity (Deficit)
52		Equity (Deficit at time of filing)		(14,207,909)
53		Capital Stock		0
54		Additional paid-in capital		1,000
55		Cumulative profit/(loss since filing of case)		(341,438)
56		Post-petition contributions/(distributions) or (draws)		0
57		Preferred stock		0
58		Market value adjustment		(69,527)

59		Total Equity (Deficit)		(14,617,874)

60		Total Liabilities and Equity (Deficit)		$457,111

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A
Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$121,362	$14,098
31-60 Days	31,221	1,562
61-90 Days	75	0	$1,562
91+ Days	32,106	0
Total accounts receivable/payable	184,764	$15,660
Allowance for doubtful accounts	(20,340)
Accounts receivable (net)	$164,424

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month	$202,134
		Add —
Retail/Restaurants —		Net purchase	12,584
Product for resale	$0	Direct labor	13,363
		Manufacturing overhead	10,071
Distribution —		Freight in	0
Products for resale	0	Other:	0
			0
Manufacturer —			0
Raw Materials	354,276
Work-in-progress	12,917	Less —
Finished goods	563,744	Inventory End of Month	228,931
		Reserve adjustment	(24,283)

Other — Explain	(702,006)	Warranty	14,035
Reserve for obsolescence
		Cost of Goods Sold	$19,469
TOTAL	$228,931
Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☒ No ☐
How often do you take a complete physical inventory?		Valuation methods
		FIFO cost	☒
Weekly		LIFO cost
Monthly		Lower of cost
Quarterly		or market	☒
Semi-annually	☒	Retail method
Annually		Other —
Date of last physical inventory was	1/18/2002 N/A	Explain

Date of next physical inventory is	6/30/2002

Schedule C

Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
Various	$89,137	$1,759

2/28/02 NBV = $16,901

Total	$89,137	$1,759
Furniture & Fixtures —
Various	$35,000	$9,800

2/28/02 NBV = $24,229

Total	$35,000	$9,800
Office Equipment —
Various	$262,278	$5,792

2/28/02 NBV = $42,038
Total	$262,278	$5,792
Leasehold Improvements —
None	$0	$0

Total	$0	$0

Vehicles —
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$7,491				$7,491
FICA — Employee	3,437				3,437
FICA — Employer	3,437				3,437
Unemployment (FUTA)	37				37
Income
Other (Attach List)
Total Federal Taxes	14,402				14,402
State and Local
Income Tax Withholding	499				499
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes	499				499
Total Taxes	$14,901				$14,901

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification —	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	168,155	114,082
Priority tax claims	56,936	56,693
General unsecured claims	$1x4,414,591	$14,373,362

(a)	List total amount of claims even it under secured.
(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Bank of America	Petty cash and suspense
Account Type	Checking	Checking
Account No.	37-5550-8595	37-5550-8511
Account Purpose	General disbursement	Payroll
Balance, End of Month	$27,886	$(2,865)	$806
Total Funds on Hand for all Accounts	$25,827

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended February 28, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	43,319	128,105
3	Interest Received	0	0
4	Borrowings	115,000	285,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	29,000	29,000
8
9
10
11
12	Total Cash Receipts	187,319	442,105
	Cash Disbursements
13	Payments for Inventory	12,116	26,203
14	Selling	3,674	13,479
15	Administrative	62,077	103,133
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	1,096	1,644
20	Real Property	14,468	14,468
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	24,502	62,110
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	48,376	117,658
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	25,741	63,326
29	Employer Payroll Taxes	8,139	20,508
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	12,000	12,000
34
35
36
37
38	Total Cash Disbursements:	212,189	434,529
39	Net Increase (Decrease in Cash)	(24,870)	7,576
40	Cash Balance, Beginning of Period	50,697	18,251
41	Cash Balance, End of Period	25,827	25,827

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

February 28, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 8. Payments not approved by the court made on pre-petition debt other than normal course to secured creditors or lessor:

	Payment Date	Check Nbr.	Amount	Purpose	Payee
B	01/04/02	1011	$4,031.01	Telephone Expense for 10/16/01 -12/16/01	VERIZON Southwest
C	01/04/02	10402	3,390.00	Legal Fees/Patent Application 12/20/01 - Prof. Fee	Colin P. Abrahams
B	01/04/02	1009	3,108.56	Communication Service for 8/7/01 - 12/1/01	MCI WorldCom
A	01/04/02	1008	3,037.35	December D&O insurance premium finance pmt.	A.I. Credit Corp.
B	01/04/02	1007	1,241.03	Phone Service through 12/4/01	AT&T Wireless
B	01/04/02	1010	1,042.16	Electric Service (12/31/01) for December	TXU Electric
D	01/07/02	1017	$846.00	Rebillable Calibration fees 12/17/01	Petroleum Laboratories

A     Required to maintain insurance coverage.

B                These services were in the name of an affiliated insolvent company. They were being used solely for the benefit of the estate. Management believed that the estate would have been harmed if its employees did not have the benefit of these services.

C                Refer to explanation under payments to professional below.

D               The Company routinely sells Portable Hydrocarbon Analyzers (PHAs) to petroleum production companies, particularly in the Gulf Coast of the US, for use on offshore production platforms.  Each PHA must be specifically calibrated to the produced water from the platform(s) on which it will be used, and the crews from each platform must be trained in how to use this equipment.  The calibration and training are included in our sales price to the customer.  We employed Petroleum Laboratories of Lafayette, Louisiana to calibrate the PHA and to train the customer’s crews.

During November 2001 Dominion Exploration & Production Company purchased three PHAs which were shipped to Petroleum Laboratories about November 20 (two) and November 28 (one).  We previously paid Petroleum Laboratories the customary fee of $368 per unit for calibration.  Training had previously been scheduled for December 20 (two) and December 28 (one); for the customary fee of $282 per unit.

Check 1017 for $846 (3 times $282) was issued on January 7, 2002, payable to Petroleum Laboratories in order to complete the three sales to Dominion at a value of $6,375 each, or $19,125 total.

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

February 28, 2002

Additional Information

No. 11. Payments made to officers:

Payment Date	Check Nbr.	Amount	Purpose	Payee
2/22/02	10970	$5,334.27	Payroll period ended 02/16/02	Ken Culver, CFO
2/22/02	10971	6,984.70	Payroll period ended 02/16/02	Peter Gerard, CEO
2/08/02	10952	6,849.11	Payroll period ended 02/02/02	Peter Gerard, CEO
2/08/02	10951	5,334.27	Payroll period ended 02/02/02	Ken Culver, CFO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $285,000 has been received by the end of this reporting period.

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

February 28, 2002

Additional Information

Statement of Operations:

Line 4 — Cost of goods sold — the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

Line 16 — real property lease — amended lease expected to be executed April 2002 reducing actual monthly expense to budgeted expense.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

Balance Sheet:

Cash — Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory — the stated inventory balance is net of a $702,006 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) — market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $83,168, to be worth $17,351.

Warranty Reserve ($41,201) and deferred Revenue ($55,236) — were not included as claims in the estate’s Schedule F — Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims — includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END